PENSIONS - Net Periodic Benefit Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Components of net periodic benefit cost:
Service cost	$ (33)	$ (75)	$ (120)
Interest cost	(1,622)	(1,087)	(879)
Expected return on plan assets	427	254	214
Recognized actuarial loss	(307)	(774)	(1,131)
Net periodic benefit cost	$ (1,535)	$ (1,682)	$ (1,916)